Janney

Gas & Electric Utilities Conference

RGC Resources

January 2022




10 2
Dr Pepper
4



Forward-Looking Statements

The statements in this presentation by RGC Resources, Inc. (the "Company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the Company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of Company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide an additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity and potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the Company’s most recent Annual Report on Form 10-K and, if applicable, Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company’s website at www.rgcresources.com. Additionally, the COVID-19 pandemic and its variants create significant economic uncertainty for the foreseeable future.

The statements made in this presentation are based on information available to the Company as of the first day of the month set forth on the cover of this presentation and the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

Agenda

- Company Overview
- Financial Profile
- Growth Strategy
- Outlook

Organizational Structure

NASDAQ: RGCO

C-Corp formed 1998

Regulated	Non-Utility
Roanoke Gas	RGC Midstream (A RGC Resources Company)

Regulated

- Local Distribution Company (LDC), located in Roanoke, VA
- Founded in 1883

Non-Utility

- Partner in Mountain Valley Pipeline (MVP)
- Partner in proposed MVP Southgate project

Roanoke Gas Service Territory

- Serve over 62,600 natural gas customers
- Customer Count breakdown:
  - Residential 90%
  - C&I 10%
- Volume breakdown:
  - Residential 40%
  - C&I 60%



81
581
220



West Virginia
Kentucky
Tennessee
North Carolina
Clifton Forge
Covington
64
Bluefield
Blacksburg
Radford
Pulaski
Salem
Roanoke
BLUE
Lynchburg
Dillwyn
Farmville
Richmond
Chester
Petersburg
Hopewell
Williamsburg
Hampton
Cape Charles
Newport News
Norfolk
Portsmouth
Virginia Beach
Suffolk
Chesapeake
Franklin
Emporia
South Hill
South Boston
Danville
Martinsville
Hillsville
Galax
77
85
Wytheville
Marion
Mt Rogers +5729
Abingdon
Bristol
Norton
Clinch
River
John H Kerr Res
Dismal Swamp
Roanoke

Roanoke Gas

Highly Stable Business Model

Regulated Utility

- VA State Corporation Commission (SCC)
  - 9.44% authorized ROE
- Alternative Cost Recovery Mechanisms
  - Weather Normalization
  - Revenue Sharing
  - Infrastructure Riders
    - SAVE infrastructure replacement rider approved through 2024

Equity and Debt Profile

Equity:

- Top shareholders:
  - T. Rowe Price 7%
  - Vanguard 5%
  - Anita G. Zucker 5%
  - Russell Investments 4%
- 6% insider ownership
- $190M Market Capitalization
- Common shares issued and outstanding: 8,386,188
- $37M availability on equity shelf
  - $12M at the market (ATM)

Debt:

- Remaining $110M on shelf facilities
- Up to $40M availability on LOC facility



60.0
50.0
40.0
30.0
20.0
10.0
0.0
(millions)
Bank debt
Prudential
Delayed-draw
Available (MVP Invest)
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Maturity (Fiscal Year)

Shareholder Return



78 years dividend payments
18 years dividend increases
5.4% dividend increase
$0.78 2022 annual dividend
(per share)
Stock price
$33.00
$31.00
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
Dividends per share
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Share Price
Dividends/ share

Note: Graph includes stock prices through December 31, 2021.

Growth Strategy

- Regulated Utility Investment
  - CapEx
- Ongoing Regulated Utility Growth
  - Customer Growth
  - Volumes Delivered
- Non-Utility Investments
  - MVP
  - MVP Southgate

Roanoke Gas CapEx



Fiscal year ended September 30:
($000's)
$23,300
$21,900
$22,900
$20,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
2018
2019
2020
2021

Customers

3% growth since 2018


Average Customers
(Fiscal year ended September 30)
63,000
62,000
61,000
60,000
59,000
2018
2019
2020
2021



New customer additions:

Fiscal 2021	600
Fiscal 2020	550
Fiscal 2019	670
Fiscal 2018	600

Roanoke Gas

Natural Gas Volumes



Volumes Delivered (DTH)
Fiscal 2020
Fiscal 2021
Thousands
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Residential
Commercial
Industrial

2021 vs 2020

Total Volumes	(4%)
Residential	4%
Commercial and Industrial	(9%)

Earnings Per Share

Fiscal year ended September 30

	2021	2020
Basic:	$1.22	$1.30
Diluted:	$1.22	$1.30



Fiscal year:
$1.35
$1.25
$1.15
$1.05
$0.95
$0.85
$0.75
$0.65
$0.55
$0.45
$0.95
$1.08
$1.30
$1.22
$0.62
$0.66
$0.70
$0.74
8.7% EPS CAGR
2018
2019
2020
2021
Dividends/Share

Return on Equity


Fiscal year ended September 30:
12.0%
11.0%
10.0%
9.0%
8.0%
10.5%
10.7%
12.3%
10.7%
2018
2019
2020
2021

Outlook

- ESG
- Strategic Opportunities
- Economic Development



Environmental

- System Modernization
- Emissions Reductions
- Reduced Carbon Footprint
- Customer Partnerships

Social

- Employees
- Community Engagement
- Safety
- Economic Development

Governance

- Diverse Board of Directors
- Compliance and Risk Management
- Diversified Shareholder Ownership
- Incentive Compensation Aligned with Mission

Strategic Opportunities

- Midstream
- CapEx
- System Expansion



Mountain Valley PIPELINE

MVP SOUTHGATE

MVP Investment (cumulative)



Estimated In-service
2021
2020
2019
$65.0
$12.0
$51.3
$45.3
$37.6
$-
$20
$40
$60
$80
($mm)
Cash Investment
AFUDC

MVP

- Project over 90% complete
- Target summer 2022

Southgate

- 75 mile MVP extension
- Target spring 2023

equitrans Midstream | NEXTera ENERGY | conEdison | WGL Midstream | RGC Midstream

Workers for the Mountain Valley Pipeline weld together sections of pipe near Lindside, WV. (Jenny Harnish/The Register-Herald)

Roanoke Gas Capital Budget



$30
$25
$20
$15
$10
$5
$0
Millions
$20.0
$25.4
$20.0
$20.0
$18.0
$18.0
2021A
2022E
2023E
2024E
2025E
2026E

Forecast totals through 2025:

SAVE Infrastructure Replacement	$34.8
Customer Growth & System Expansion	$34.1
Utility Maintenance	$32.5
Total	$101.4

Roanoke Gas System Expansion

Blue Ridge Expansion

- Phases I and II complete
- Phase III
  - $0.7 million
  - 7,800 feet

Customer Growth

- 7 main extension miles FY21


Sunnydale Ct
Rollingwood Ct
Doc Meador Rd
Lakeridge Cir
Oak Ln
Murray Dr
Colonial Elementary
Hillandale Dr
Calvert Rd
Laymantown Rd
Knoll Rd
Royce Rd
Welches Run Rd
Bentley Bnd
Welches Run
Blue Ridge Pkwy
Park Dr

EPS Analysis



$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.95
$0.05
$0.90
$1.08
$0.15
$0.93
$1.30
$0.29
$1.01
$1.22
$1.21
$1.22
$1.18
2018 Actual
2019 Actual
2020 Actual
2021 Actual
2022 Forecast
EPS (net Midstream)
Midstream EPS
Range

RGC Resources™